SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 24, 2003
                                                             ------------


                            SEROLOGICALS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-26126               58-2142225
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State or Other Jurisdiction     (Commission File        (IRS Employee
     of Incorporation)               Number)           Identification No.)

                     5655 Spalding Drive, Norcross, GA 30092
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               (Address of Principal Executive Offices) (Zip Code)



                                 (678) 728-2000
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

The following Exhibit is filed or furnished as part of this Report to the extent described in Item 12.

Exhibit No.         Description of Exhibits
-----------         -----------------------
   99.1             Press Release dated July 24, 2003.


Item 12. Results of Operations and Financial Condition

The information contained in this Item 12 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

On July 24, 2003, (the "Company") issued a press release containing information about the Company's financial condition or results of operations for the quarterly period ended June 29, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


Management of Serologicals believes that the pro forma results of operations data set forth in the attached press release, which exclude the impact of special charges and the results of operations and related estimated expenses of the Company's therapeutic plasma business, are additional meaningful measures of the operating performance of the Company's continuing businesses. Management uses this pro forma information to evaluate its internal performance and to provide forward-looking guidance for future results of operations. However, pro forma information is not in accordance with, nor is it a substitute for, GAAP financial information. Please consult the reconciliation table on page 2 of the press release dated July 24, 2003, attached as Exhibit 99.1, for a reconciliation of GAAP results to pro forma results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           Serologicals Corporation
                                        -------------------------------
                                               (Registrant)




Date:  July 24, 2003                   By:  /s/ Harold W. Ingalls
                                          -------------------------
                                          Harold W. Ingalls,
                                          Vice President/Chief Financial Officer